Calculation of Filing Fee Tables
S-1
Professional Diversity Network, Inc.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Units consisting of:	457(o)			$ 10,000,000.00	0.0001381	$ 1,381.00
Fees to be Paid	2	Equity	(i) common stock, $0.01 par value per share ("Common Stock")	457(o)			$ 0.00	0.0001381	$ 0.00
Fees to be Paid	3	Equity	(ii) Warrants to purchase shares of Common Stock	457(o)			$ 0.00	0.0001381	$ 0.00
Fees to be Paid	4	Equity	Common stock, $0.01 par value per share, issuable upon the exercise of the Warrants included in the units and pre-funded units	457(o)			$ 10,000,000.00	0.0001381	$ 1,381.00
Fees to be Paid	5	Equity	Pre-funded units consisting of:	457(o)			$ 0.00	0.0001381	$ 0.00
Fees to be Paid	6	Equity	(i) Pre-funded common stock purchase warrants to purchase shares of Common Stock	457(o)			$ 0.00	0.0001381	$ 0.00
Fees to be Paid	7	Equity	(ii) Warrants to purchase shares of Common Stock	457(o)			$ 0.00	0.0001381	$ 0.00
Fees to be Paid	8	Equity	Common stock, $0.01 par value per share, issuable upon the exercise of the pre-funded common stock purchase warrants	457(o)			$ 0.00	0.0001381	$ 0.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 20,000,000.00		$ 2,762.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 2,762.00
Offering Note
[1]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.01 per share, of the registrant (the "Common Stock") that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock. The proposed maximum offering price of the units of the registrant proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the units together with the pre-funded units (as well as the shares of Common Stock included in the units and issuable upon exercise of the warrants to purchase Common Stock and pre-funded common stock warrants included in such units and pre-funded units, as applicable), if any, is $10,000,000.

[2]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of the Common Stock of the registrant that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock. No separate fee is required pursuant to Rule 457(g) under the Securities Act.

[3]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of the Common Stock of the registrant that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock. No separate fee is required pursuant to Rule 457(g) under the Securities Act.

[4]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of the Common Stock of the registrant that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock. The proposed maximum offering price of the units of the registrant proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the units together with the pre-funded units (as well as the shares of Common Stock included in the units and issuable upon exercise of the warrants to purchase Common Stock and pre-funded common stock warrants included in such units and pre-funded units, as applicable), if any, is $10,000,000. As estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act, the proposed maximum offering price of the shares of Common Stock issuable upon exercise of each of such warrants included in the units or pre-funded units, proposed to be sold in the offering is $10,000,000, which is equal to 100% of $10,000,000, as each purchaser of each share of Common Stock included in each unit of the registrant to be sold in this offering (and of each pre-funded common stock purchase warrant included in each pre-funded unit of the registrant to be sold in this offering) will receive a warrant to purchase one share of Common Stock.

[5]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares the Common Stock of the registrant that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock. The proposed maximum offering price of the units of the registrant proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the units together with the pre-funded units (as well as the shares of Common Stock included in the units and issuable upon exercise of the warrants to purchase Common Stock and pre-funded common stock warrants included in such units and pre-funded units, as applicable), if any, is $10,000,000.

[6]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of the Common Stock of the registrant that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock. No separate fee is required pursuant to Rule 457(g) under the Securities Act.

[7]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.01 per share, of the registrant (the "Common Stock") that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock. No separate fee is required pursuant to Rule 457(g) under the Securities Act.

[8]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of the Common Stock of the registrant that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock. The proposed maximum offering price of the units of the registrant proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the units together with the pre-funded units (as well as the shares of Common Stock included in the units and issuable upon exercise of the warrants to purchase Common Stock and pre-funded common stock warrants included in such units and pre-funded units, as applicable), if any, is $10,000,000. As estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act, the proposed maximum offering price of the shares of Common Stock issuable upon exercise of each of such warrants included in the units or pre-funded units, proposed to be sold in the offering is $10,000,000, which is equal to 100% of $10,000,000, as each purchaser of each share of Common Stock included in each unit of the registrant to be sold in this offering (and of each pre-funded common stock purchase warrant included in each pre-funded unit of the registrant to be sold in this offering) will receive a warrant to purchase one share of Common Stock.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date